EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in AXA's Registration Statement on Form S-8 dated August 16, 2006 of our report dated June 26, 2006 relating to the consolidated financial statements and financial statement schedule, which appears on Page F-1 of AXA's Annual Report on Form 20-F for the year ended December 31, 2005.

                                                PricewaterhouseCoopers Audit

                                                By: /s/ John Roemer
                                                    ----------------------------
                                                    John Roemer
                                                    Paris, France
                                                    August 14, 2006